TEMPLETON INSTITUTIONAL FUNDS, INC.

                              [TEMPLETON GRAPHIC]


                          TIFI    EMERGING MARKETS SERIES

                                SEMIANNUAL REPORT



[LOGO] TEMPLETON                  JUNE 30, 1999


PAGE

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

     - ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

     -    ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
          BANK;

     -    ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
          PRINCIPAL.

Investing in developing markets involves special considerations, which may include risks related to market and currency volatility, adverse social, economic and political developments, and their relatively small size and lesser liquidity. These special risk considerations are discussed in the Fund's prospectus. The Fund is designed for the aggressive portion of a well-diversified portfolio.


PAGE

June 30, 1999


[PHOTO OF J. MARK MOBIUS]

MARK MOBIUS JOINED TEMPLETON IN 1987 AS MANAGING DIRECTOR OF ITS FAR EAST DIVISION IN HONG KONG, WITH RESPONSIBILITY FOR THE TEMPLETON GROUP'S RESEARCH EXPERTISE, PRINCIPALLY IN EMERGING MARKETS COUNTRIES. IN THIS CAPACITY, HE DIRECTS THE ANALYSTS BASED IN HONG KONG AND SINGAPORE AND MANAGES OUR EMERGING MARKETS PORTFOLIOS. DR. MOBIUS HAS SPENT OVER TWENTY YEARS WORKING IN ASIA, AND HAS EXTENSIVE EXPERIENCE IN ECONOMIC RESEARCH AND ANALYSIS.

PRIOR TO JOINING TEMPLETON, FROM 1983 TO 1986 HE WAS PRESIDENT OF INTERNATIONAL INVESTMENT TRUST COMPANY LTD. IN TAIPEI, TAIWAN -- THAT COUNTRY'S FIRST AND LARGEST INVESTMENT MANAGEMENT FIRM. BEFORE THAT, HE SERVED AS A DIRECTOR AT VICKERS DA COSTA, AN INTERNATIONAL SECURITIES FIRM. INITIALLY, HE STARTED IN THAT FIRM'S HONG KONG OFFICE IN 1980, AND THEN MOVED TO TAIWAN IN 1983 TO OPEN THAT FIRM'S OFFICE THERE AND TO DIRECT OPERATIONS IN INDIA, INDONESIA, THAILAND, THE PHILIPPINES, AND KOREA. BEFORE JOINING VICKERS, DR. MOBIUS OPERATED HIS OWN CONSULTING FIRM IN HONG KONG FOR TEN YEARS, AND WAS A RESEARCH SCIENTIST FOR MONSANTO OVERSEAS ENTERPRISES COMPANY IN HONG KONG AND THE AMERICAN INSTITUTE FOR RESEARCH IN KOREA AND THAILAND.

DR. MOBIUS HOLDS BACHELORS AND MASTERS DEGREES FROM BOSTON UNIVERSITY, AND RECEIVED HIS PH.D. IN ECONOMICS AND POLITICAL SCIENCE IN 1964 FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY. HE ALSO STUDIED AT THE UNIVERSITY OF WISCONSIN, UNIVERSITY OF NEW MEXICO, AND KYOTO UNIVERSITY IN JAPAN.





Dear Shareholder:

         This is the semiannual report for the Templeton Institutional Funds, Inc. Emerging Markets Series (the "Fund") for the six-month period ending June 30, 1999. The unmanaged International Finance Corporation ("IFC") Investable Composite Index reported cumulative total returns of 23.90% and 37.29% for the quarter and six month periods ended June 30, 1999 compared to 27.53% and 38.35% cumulative total returns for the Fund

                           TOTAL RETURNS AS OF 6/30/99

                                                                                  CUMULATIVE
                              ONE-YEAR       THREE-YEAR        FIVE-YEAR             SINCE
                              AVERAGE         AVERAGE           AVERAGE         INCEPTION(1),(3)
                           ANNUAL(1),(2)    ANNUAL(1),(2)     ANNUAL(1),(2)        (05/03/93)
   TIFI Emerging
   Markets Series              38.98%           1.54%            3.80%               39.20%
   IFC Investable
   Composite Index(4)          26.96%          -3.82%           -1.19%               32.51%
   MSCI Emerging
   Markets Free Index(5)       28.71%          -4.01%           -0.83%               40.57%

(1) The Fund's manager and administrator have agreed in advance to reduce their respective fees in order to limit the total expenses of the Fund to an annual rate of 1.60% of average net assets. If these fee reductions are insufficient to so limit the Fund's expenses, the administrator has agreed to assume as its own expense certain expenses otherwise payable by the Fund. These voluntary agreements did not result in any fee reductions for the Fund for the period ended June 30, 1999. After May 1, 2000, the manager and administrator may end this arrangement at any time. Past fee reductions by the Fund's manager and administrator increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

(2) Average annual total return represents the average annual change in value of an investment over the indicated periods.

(3) Cumulative total return represents the change in value of an investment over the indicated periods.

(4) Source: International Finance Corporation. The IFC Investable Composite Index tracks the performance of approximately 2,000 securities in emerging market countries. It includes reinvested dividends.

(5) Source: Morgan Stanley Capital International. The MSCI Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea and Poland. It includes reinvested dividends.

Indices are unmanaged, do not contain cash, and do not include management or other operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

YOU WILL FIND A COMPLETE LISTING OF THE FUND'S PORTFOLIO HOLDINGS, INCLUDING DOLLAR VALUE AND NUMBER OF SHARES OR PRINCIPAL AMOUNT, BEGINNING ON PAGE 10 OF THIS REPORT.

                                                                    continued...




PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
letter continued ..............................................................

for the same time periods. For the one-year, three-year, and five-year periods ended June 30, 1999, the Fund reported average annual total returns of 38.98%, 1.54%, and 3.80% versus the IFC Investable Composite Index average annual total returns of 26.96%, -3.82%, and -1.19%, respectively. For the one-year, three-year, and five-year periods ended June 30, 1999 the MSCI Emerging Markets Free Index returned 28.71%, -4.01% and -0.83%, respectively. Please remember that the Fund's performance differs from that of an index because, among other things, an index does not contain cash (the Fund generally carries a certain percentage of cash at any given time), is not managed according to any investment strategy, and includes no management or other operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

         Varying stock performance resulted in slight changes to the composition of the Fund's portfolio during the first half of 1999. We sold portfolio holdings in Zimbabwe, Croatia and Jordan as we believed better bargains could be found elsewhere. Austrian companies were added to the portfolio as we considered them to be good vehicles for participation in Eastern European economic development. As of June 30, 1999, holdings in Brazil comprised the greatest portion of the Fund's portfolio at 11.6%, followed by holdings in South Africa 11.0%, Mexico 10.3% and Singapore 9.3%. One-half of the Fund's top ten positions from the start of the period were no longer in the top ten by the end of the period: Hong Kong's Cheung Kong Holdings Ltd. and New World Development Co. Ltd., Brazil's Telecomunicacoes Brasilieras SA (Telebras), and the Singaporean banks, Overseas Chinese Banking Corp. Ltd., fgn. and United Overseas Bank Ltd., fgn. were replaced by South Africa's Anglo American Plc. and Sasol Ltd., Samsung Electronics Co. Ltd. (South Korea), City Developments Ltd. (Singapore) and Bangkok Bank Public Co. Ltd. (Thailand). The Fund's exposure to the telecommunications sector increased significantly during the period due in large part to the outperformance of holdings from the sector and the addition of China Telecommunications, Ltd. (Hong Kong) to the portfolio.

         In accordance with the Fund's investment philosophy, during the reporting period holdings were added or removed from the portfolio where we found value (e.g., China Telecommunications, Ltd.) or wanted to adjust exposure (e.g., Austria) rather than in response to specific emerging market conditions around the world. We present the following information about various emerging markets and possible future directions of emerging markets for your information.


                       GEOGRAPHIC DISTRIBUTION ON 6/30/99
              (Equity Assets as a Percentage of Total Net Assets)

              [PIE CHART]


Asia                                 47.5%
Australia/New Zealand                 0.2%
Europe                                6.1%
Middle-East/Africa                   11.7%
Latin America/Caribbean              32.8%



2

PAGE

 ...............................................................................

         The year began with attention focused on events in Brazil. Prior to the new year, the Brazilian government had failed in its third attempt to pass economic reform and as a result, foreign investment dollars were fleeing the country at a rate of around one billion dollars per day. This outflow of funds put the nation's current account and pegged currency on very shaky ground. Concern over a collapse of the Brazilian economy, the eighth largest in the world, severely dampened investor sentiment towards Latin America as well as the rest of the emerging markets. By mid-January, the Brazilian government had had enough and announced the float of the currency. The real plummeted in response, falling 39% against the U.S. dollar in a few days.(1) However, while the currency fell, the stock markets throughout Latin America began a rally that continued until May. With the breaking of the real's peg to the U.S. dollar, investors were finally able to take advantage of some of the bargains that existed in the region. The Brazilian government took the market rally as a positive sign and used the momentum to drive key reform bills through Congress. Within months, the Brazilian economic situation had dramatically improved. Interest rates fell, the currency stabilized, and key reforms stood ready for enactment.

         The strength coming from Latin America spread across the seas to affect other emerging markets. The recovery in Asian markets since September 1998 had been capped by the turmoil in Brazil. However, as the Brazilian picture improved, so did investor sentiment towards Asia. The Asian rally had resumed by March 1999, and strong growth was recorded throughout the region. Adding to the strength in Asia was the slow emergence of positive economic figures, such as slowed or reversed unemployment growth and shrinking trade surpluses, which indicated an increase in domestic spending. As in most emerging markets, Asian economies continued to face difficulties, but the positive indicators encouraged equity investors, and sent stock markets ever higher.

         The laggard in regard to the renewed recovery trend was Eastern Europe. With the onset of NATO's war against Yugoslavia, concerns about the impact of the war on trade and regional relations kept investors on the sidelines. Another question was the state of political power in Russia. During the early portion of the year, Russia continued to renegotiate a rescue package with the IMF while almost constantly reshuffling its government. President Yeltsin faced and ultimately defeated an impeachment attempt and in apparent retaliation, he fired his prime

(1) Source: Datastream.

                        FUND ASSET ALLOCATION ON 6/30/99

                                  [PIE CHART]

Short-Term Investments & Other Net Assets                   1.7%
Equity*                                                    98.3%


*Equity includes convertible and preferred securities




                                                                               3

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
letter continued ..............................................................

                       INDUSTRY DIVERSIFICATION ON 6/30/99
               (Equity Assets as a Percentage of Total Net Assets)


   Finance                            18.5%
   Services                           25.9%
   Materials                          16.4%
   Energy                             13.7%
   Multi-Industry                      8.0%
   Consumer Goods                     10.0%
   Capital Equipment                   5.8%


                         10 LARGEST POSITIONS ON 6/30/99
                          (Percent of Total Net Assets)


   Korea Electric Power Corp.          3.9%
   Telefonos de Mexico SA
   (Telmex), ADR                       3.1%
   Cemex SA                            2.8%
   Thai Farmers Bank
   Republic Co. Ltd.                   2.5%
   Anglo American Plc.                 2.2%
   Samsung Electronics Co. Ltd.        2.2%
   Centrais Eletricas
   Brasileiras SA (Eletrobras)         1.7%
   Sasol Ltd.                          1.6%
   Bangkok Bank Public Co. Ltd.        1.5%
   Telesp Participacoes SA             1.5%


minister. While the political wrangling continued at home, Russian diplomats were busy trying to broker a peace agreement between NATO and Yugoslavia. The nation's diminished status on the world political map, however, meant that its brokerage attempts were difficult, and on more than one occasion the diplomats 'threatened' to stop their search for peace as they felt no one was listening.

         Towards the end of the six-month period, two events occurred that continue to affect the outlook for emerging markets investors. First, the U.S. reported a slight increase in inflation, which resulted in a quarter percentage point increase in short-term interest rates in the U.S. We believe this interest rate increase by the U.S. Federal Reserve has already been discounted by emerging markets, as reflected by their continued advance despite Mr. Greenspan's reference to the preemptive increase of interest rates in his address to Congress. As a result, we are treating the rate increase as a cause of short-term volatility, and are not expecting a wholesale reversal of the recovery trend.

         The second event came near the end of the war in Kosovo. Acting on incorrect information, NATO warplanes bombed the Chinese embassy in Belgrade. The bombing was immediately labeled a mistake by NATO and the U.S. However, an apology did little to quench the wave of anti-U.S. sentiment that ripped through mainland China and Hong Kong. As of the writing of this report, the state of Sino-U.S. relations remains poor.

         In our opinion, these two events may cause emerging markets to be in for a bit of short-term volatility. This volatility could be enhanced by developments in countries such as Pakistan, India and Korea, where political struggles are currently playing out. Also, the formation of a new government in countries such as Indonesia, Mexico and South Africa could add to the uncertainty. While all these issues remain in the markets, we expect their impact to be short-lived and the overall long-term recovery and growth trend to be preserved.

         This discussion reflects our views, opinions, and portfolio holdings as of June 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you better understand our investment and management philosophy. It should be remembered that investing in foreign securities involves special risks related to market and currency volatility, and


4

PAGE

 ...............................................................................

economic, social, political, and other factors in the countries where the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. In fact, the Mexican Bolsa Index has increased 3,760% in the last 15 years, but has suffered 8 declines of more than 15% during that time.(2) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. These special risks and other considerations are discussed in the Fund's prospectus.

Thank you for your continued support.

Best regards,


/s/DONALD F. REED
-----------------------------------
Donald F. Reed, CFA, CIC
President
Templeton Institutional Funds, Inc.



/s/J. MARK MOBIUS
-----------------------------------
J. Mark Mobius, Ph. D.
Managing Director
Templeton Asset Management Ltd.

(2) Source: Mexico Bolsa Index. Based on quarterly percentage price change over 15 years ended June 30, 1999. Market return is measured in U.S. dollars and does not include reinvested dividends.

For the most current portfolio information, please call 1-800-362-6243.

Total Return Index Comparison
$5,000,000 Investment:  05/03/93-6/30/99



                    TIFI-Emerging        MSCI Emerging Markets        IFC Investable
                    Markets Series/1/         Free Index/4/,/5/        Composite/4/            MSCI World Index/4/,/5/
  5/3/93            $5,000,000.00           $5,000,000.00               $5,000,000.00          $5,000,000.00
 5/31/93            $5,010,000.00           $5,125,830.00               $5,105,123.25          $5,116,064.50
 6/30/93            $5,030,000.00           $5,277,824.44               $5,250,108.75          $5,074,112.77
 7/31/93            $5,040,000.00           $5,417,231.79               $5,413,912.14          $5,179,654.32
 8/31/93            $5,415,000.00           $5,874,653.52               $5,852,439.03          $5,417,918.42
 9/30/93            $5,590,000.00           $6,089,520.09               $6,087,707.08          $5,318,770.51
10/31/93            $5,840,000.00           $6,635,888.89               $6,597,248.16          $5,466,100.45
11/30/93            $6,040,000.00           $6,929,542.36               $7,018,812.32          $5,157,812.39
12/31/93            $6,646,548.00           $8,074,967.51               $8,220,432.98          $5,411,060.97
 1/31/94            $6,726,991.00           $8,221,882.10               $8,274,687.84          $5,768,732.10
 2/28/94            $6,596,272.00           $8,075,618.19               $8,059,545.96          $5,694,892.33
 3/31/94            $6,256,978.00           $7,344,862.12               $7,246,337.77          $5,450,581.45
 4/30/94            $5,912,185.00           $7,197,947.54               $7,105,758.82          $5,620,094.54
 5/31/94            $5,917,255.00           $7,444,294.28               $7,276,297.03          $5,635,268.79
 6/30/94            $5,775,282.00           $7,239,099.08               $7,015,805.60          $5,620,617.09
 7/31/94            $5,993,312.00           $7,689,213.66               $7,521,645.18          $5,728,532.94
 8/31/94            $6,485,149.00           $8,643,545.50               $8,485,920.09          $5,902,107.49
 9/30/94            $6,556,136.00           $8,741,775.68               $8,696,370.91          $5,748,062.48
10/31/94            $6,373,599.00           $8,584,088.82               $8,410,260.31          $5,912,457.07
11/30/94            $6,130,216.00           $8,137,765.04               $8,093,193.49          $5,657,038.92
12/31/94            $5,889,310.00           $7,484,168.97               $7,230,459.07          $5,713,043.61
 1/31/95            $5,458,513.00           $6,687,913.41               $6,264,469.74          $5,628,490.56
 2/28/95            $5,342,933.00           $6,516,387.50               $6,183,658.08          $5,711,792.22
 3/31/95            $5,516,645.00           $6,557,789.56               $6,167,580.56          $5,988,242.97
 4/30/95            $5,706,148.00           $6,851,981.44               $6,427,235.71          $6,197,831.47
 5/31/95            $5,895,651.00           $7,216,502.26               $6,666,971.60          $6,251,752.61
 6/30/95            $5,937,763.00           $7,237,848.24               $6,706,306.73          $6,251,127.43
 7/31/95            $6,211,489.00           $7,400,314.85               $6,920,237.92          $6,564,934.03
 8/31/95            $6,043,042.00           $7,225,999.25               $6,734,775.54          $6,419,848.99
 9/30/95            $5,995,666.00           $7,191,703.86               $6,683,591.25          $6,607,950.56
10/31/95            $5,779,843.00           $6,916,405.08               $6,431,619.86          $6,504,866.53
11/30/95            $5,742,996.00           $6,793,063.30               $6,399,461.76          $6,731,886.37
12/31/95            $5,817,153.00           $7,094,348.84               $6,622,163.03          $6,929,803.83
 1/31/96            $6,374,518.00           $7,598,627.93               $7,177,100.29          $7,056,619.24
 2/29/96            $6,271,467.00           $7,477,813.09               $7,017,768.66          $7,101,075.95
 3/31/96            $6,347,420.00           $7,536,056.28               $7,120,228.08          $7,220,374.02
 4/30/96            $6,515,599.00           $7,837,367.02               $7,407,173.27          $7,391,496.89
 5/31/96            $6,624,102.00           $7,802,371.30               $7,341,990.15          $7,398,888.38
 6/30/96            $6,634,952.00           $7,851,093.13               $7,429,359.83          $7,437,362.60
 7/31/96            $6,331,144.00           $7,314,521.00               $6,941,250.89          $7,175,567.44
 8/31/96            $6,461,348.00           $7,501,748.68               $7,156,429.67          $7,259,521.58
 9/30/96            $6,580,701.00           $7,566,735.05               $7,261,629.19          $7,544,820.78
10/31/96            $6,564,425.00           $7,364,931.28               $7,105,504.16          $7,599,143.48
11/30/96            $6,776,006.00           $7,488,335.64               $7,210,665.62          $8,026,215.35
12/31/96            $6,914,453.00           $7,522,205.68               $7,242,392.55          $7,899,401.15
 1/31/97            $7,425,401.00           $8,035,292.85               $7,753,705.46          $7,995,773.84
 2/28/97            $7,708,421.00           $8,379,407.00               $8,133,637.03          $8,089,324.39
 3/31/97            $7,552,470.00           $8,159,298.25               $7,929,482.74          $7,930,773.64
 4/30/97            $7,624,876.00           $8,173,711.65               $7,794,681.53          $8,191,696.09
 5/31/97            $7,986,904.00           $8,407,646.54               $8,059,700.71          $8,698,762.08
 6/30/97            $8,276,527.00           $8,857,598.48               $8,407,879.78          $9,133,700.18
 7/31/97            $8,655,265.00           $8,989,824.00               $8,489,436.21          $9,555,677.13
 8/31/97            $7,886,650.00           $7,845,875.01               $7,405,335.21          $8,918,313.46
 9/30/97            $8,254,248.00           $8,063,268.98               $7,646,749.13          $9,404,361.55
10/31/97            $6,717,020.00           $6,740,187.90               $6,391,917.60          $8,910,632.57
11/30/97            $6,221,320.00           $6,494,254.28               $6,094,054.24          $9,070,132.89
12/31/97            $6,131,707.00           $6,650,752.82               $6,174,495.76          $9,181,695.52
 1/31/98            $5,635,021.00           $6,129,132.48               $5,769,448.83          $9,438,783.00
 2/28/98            $6,190,836.00           $6,768,865.04               $6,358,509.56         $10,078,732.49
 3/31/98            $6,433,870.00           $7,062,606.37               $6,607,763.14         $10,506,070.74
 4/30/98            $6,445,741.00           $6,985,670.99               $6,625,604.10         $10,610,080.84
 5/31/98            $5,537,639.00           $6,028,349.40               $5,798,728.70         $10,478,515.84
 6/30/98            $5,003,462.00           $5,395,998.82               $5,204,359.01         $10,728,952.37
 7/31/98            $5,039,073.00           $5,567,086.41               $5,412,533.37         $10,712,858.94
 8/31/98            $3,869,819.00           $3,957,420.32               $3,890,528.99          $9,285,906.13
 9/30/98            $4,065,684.00           $4,208,458.65               $4,075,329.12          $9,452,123.85
10/31/98            $4,677,020.00           $4,651,617.05               $4,547,252.23         $10,308,486.27
11/30/98            $5,181,521.00           $5,038,484.59               $4,889,660.32         $10,922,872.05
12/31/98            $5,026,075.37           $4,965,464.91               $4,815,337.48         $11,458,092.78
 1/31/99            $4,784,098.34           $4,885,351.50               $4,698,605.71         $11,710,577.47
 2/28/99            $4,784,098.34           $4,932,871.71               $4,782,186.57         $11,400,682.10
 3/31/99            $5,453,032.70           $5,582,976.35               $5,340,128.54         $11,877,040.11
 4/30/99            $6,517,835.27           $6,273,707.54               $6,068,245.45         $12,346,905.43
 5/31/99            $6,342,699.86           $6,237,210.12               $5,957,742.04         $11,897,396.09
 6/30/99            $6,959,900.00           $6,945,082.20               $6,608,923.24         $12,456,573.71


Periods ended June 30, 1999


                                                 SINCE
                                                INCEPTION
                         ONE-YEAR   FIVE-YEAR   (05/03/93)
--------------------------------------------------------------
   Average Annual
   Total Return(1),(2)    38.98%      3.80%      5.51%
   Cumulative Total
   Return(1),(3)          38.98%     20.51%     39.20%


(1) The Fund's manager and administrator have agreed in advance to reduce their respective fees in order to limit the total expenses of the Fund to an annual rate of 1.60% of average net assets. If these fee reductions are insufficient to so limit the Fund's expenses, the administrator has agreed to assume as its own expense certain expenses otherwise payable by the Fund. These voluntary agreements did not result in any fee reductions for the Fund for the period ended June 30, 1999. After May 1, 2000, the manager and administrator may end this arrangement at any time. Past fee reductions by the Fund's manager and administrator increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

(2) Average annual total return represents the average annual change in value of an investment over the indicated periods.

(3) Cumulative total return represents the change in value of an investment over the indicated periods.

(4) Source: Morgan Stanley Capital International. The MSCI World Index tracks the performance of approximately 1500 securities in 22 countries and is designed to measure world stock market performance. It includes reinvested dividends. The IFC Investable Composite Index tracks the performance of approximately 2,000 securities in emerging market countries. It includes reinvested dividends. The MSCI Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea and Poland. It includes reinvested dividends. Indices are unmanaged, do not contain cash and do not include management or other operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(5) We are replacing the MSCI World Index with the MSCI Emerging Markets Free Index as a benchmark for the Fund because we believe its composition provides a more appropriate comparison to the Fund's current and past portfolio. The MSCI Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea and Poland. The MSCI World Index, which may be excluded from next year's report, tracks the performance of approximately 1,500 securities in 22 countries, but excludes emerging markets.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.



                                                                               5

PAGE

 ...............................................................................

The following are Dr. Mobius's thoughts regarding a recent visit to Eastern Europe with the emerging markets research team.

COUNTRY FOCUS

BUDAPEST, Hungary -- I am in Budapest, Hungary writing this note. This trip has taken me to Russia and Poland thus far. We are doing our normal round of company visits to firms in Eastern Europe even while the Kosovo crisis is, hopefully, winding down. The objective of this trip is the same as all others: getting the best value for our clients, which includes me since I invest in our emerging markets funds. In this quest for value we must take note of every change, every nuance, every opportunity. It means 12-hour workdays and 24-hour consciousness of what is happening to companies around the world. I find it is quite amazing how Eastern Europe has changed since 1993 when we first made an investment in this region.

         At that time, we didn't quite comprehend the degree of resistance to change that can occur in places which have lived under a completely different regime than that found in the West. Now we clearly see the differences and carefully evaluate firms' management and their willingness to focus on shareholder value rather than following old Communist traditions. Under those traditions, the wily company manager was concerned with ensuring that his staff was fed, clothed, and housed. Orders came from the government and were followed, but the name of the game was to work around the bureaucracy to make the best of a basically inefficient, unsound situation where the state allocated resources rather than let the market allocate them. Company management that is unable to adjust to the new market environment is struggling, but many are surviving, much to the chagrin of shareholders such as us.

         Today, we visited one petrochemical company which has world class facilities for manufacturing plastics. There is no problem with the process, workers, or products except that the market does not want the products that are being made. Result: losses and unhappy shareholders. We are, along with other shareholders, looking to fix this problem through efforts to install an independent board of directors answerable to shareholders and replace the management with management that understands the importance of listening to the market. Their response to market demands should bring full value to shareholders; we need only put the people in place to do what's right.


6

PAGE

 ...............................................................................


         We explain to the management of this and other companies in which we invest that we have millions of shareholders -- men, women, children, retired people, people saving for their future, etc. -- who depend on the performance of the companies in which we invest. When we explain it to them in this way, they begin to understand their role in what I call the "chain of responsibility." We as portfolio managers are responsible for investing the money entrusted to us with an eye to enhancing the returns to our investors. At the same time, the management of the companies in which we invest have the responsibility for trying to make that money work so that it yields returns commensurate with the risks we take. Many company managers are excellent and take their responsibilities seriously, and the list of companies with such


                           [GLOBE AND MAP OF HUNGARY]


                                                                               7

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
country focus continued .......................................................

managers in Eastern Europe is growing. We no longer hear what one Russian manager asked when we entered his office: "Is the destruction of the Russian economy by you capitalists on schedule?" Now, instead we are more often welcomed with the words: "We are happy to see you here. Our purpose is to create shareholder value and we are happy to answer any questions you may have." That's gratifying to hear but more importantly, it impacts the future of our investments in this part of the world. Shareholder value, value for our shareholders and ourselves, is being built brick-by-brick, company-by-company.


* This letter reflects our opinions as of the close of the period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition.


8


PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Highlights

                                                   SIX MONTHS
                                                      ENDED                           YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 1999    --------------------------------------------------------------
                                                  (UNAUDITED)+        1998          1997          1996         1995        1994
                                                  -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the
  period)
Net asset value, beginning of period..........          $8.31          $10.37        $12.45        $10.75      $11.21      $13.22
                                                  -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income........................            .08             .18           .18           .15         .19         .17
 Net realized and unrealized gains (losses)...           3.11           (2.05)        (1.60)         1.86        (.34)      (1.65)
                                                  -------------------------------------------------------------------------------
Total from investment operations..............           3.19           (1.87)        (1.42)         2.01        (.15)      (1.48)
                                                  -------------------------------------------------------------------------------
Less distributions from:
 Net investment income........................           (.01)           (.19)         (.18)         (.15)       (.17)       (.17)
 Net realized gains...........................             --              --          (.48)         (.16)       (.14)       (.36)
                                                  -------------------------------------------------------------------------------
Total distributions...........................           (.01)           (.19)         (.66)         (.31)       (.31)       (.53)
                                                  -------------------------------------------------------------------------------
Net asset value, end of period................         $11.49           $8.31        $10.37        $12.45      $10.75      $11.21
                                                  ===============================================================================
Total Return*.................................         38.35%        (18.03)%      (11.32)%        18.86%     (1.23)%    (11.39)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).............     $2,329,424      $1,733,607    $1,923,881    $1,565,537    $798,515    $582,878
Ratios to average net assets:
 Expenses.....................................          1.39%**         1.51%         1.57%         1.56%       1.52%       1.60%
 Expenses, excluding waiver and payments by
   affiliate..................................          1.39%**         1.51%         1.57%         1.56%       1.52%       1.66%
 Net investment income........................          1.66%**         2.03%         1.42%         1.56%       2.00%       1.59%
Portfolio turnover rate.......................         22.28%          38.11%        24.72%         7.92%      13.47%      12.51%

*Total return is not annualized.
**Annualized.
+Based on average weighted shares outstanding.
                       See Notes to Financial Statements.
                                                                               9

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                       INDUSTRY                    SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES 98.3%
ARGENTINA 4.0%
*Atanor Cia Nacional Para la Industria Quimica SA, D...                Chemicals                    1,057,785      $      518,366
Banco de Galicia y Buenos Aires SA de CV, B............                 Banking                       646,530           3,317,031
Banco Frances SA.......................................                 Banking                       670,000           4,355,436
*Banco Frances SA, new.................................                 Banking                        82,569             528,494
*Buenos Aires Embotelladora SA, ADR, B.................           Beverages & Tobacco                 375,300              23,644
*Capex SA, A...........................................       Utilities Electrical & Gas               37,524             218,787
*Molinos Rio de la Plata SA, B.........................        Food & Household Products            3,483,107           5,852,205
Nobleza Piccardo Sdad Industrial Comercial y
  Financial............................................           Beverages & Tobacco                 263,520             869,703
Perez Companc SA, B....................................             Energy Sources                  4,192,860          24,111,356
Quilmes Industrial SA, ADR.............................           Beverages & Tobacco                 986,500          12,207,938
*Sociedad Comercial del Plata Cadelplata Come..........             Multi-Industry                  3,709,330           1,424,525
Telecom Argentina Stet-France SA, ADR..................           Telecommunications                  599,900          16,047,325
Telefonica de Argentina SA, ADR........................           Telecommunications                  583,990          18,322,686
Transportadora de Gas del Sur SA, ADR..................       Utilities Electrical & Gas              480,000           4,500,000
Transportadora de Gas del Sur SA, B....................       Utilities Electrical & Gas              461,294             867,319
                                                                                                                   --------------
                                                                                                                       93,164,815
                                                                                                                   --------------
AUSTRIA 1.1%
Austria Tabak AG.......................................           Beverages & Tobacco                 138,452           8,066,967
Bank Austria AG........................................                 Banking                       145,180           7,635,537
OMV AG.................................................             Energy Sources                    111,800           9,971,725
                                                                                                                   --------------
                                                                                                                       25,674,229
                                                                                                                   --------------
BRAZIL 11.6%
Aracruz Celulose SA, ADR...............................         Forest Products & Paper             1,130,300          24,866,600
Banco Bradesco SA......................................                 Banking                   622,176,809           2,485,155
Banco Bradesco SA, pfd. ...............................                 Banking                   440,871,006           2,264,102
Banco do Brasil SA.....................................                 Banking                   796,757,792           3,182,482
Brasmotor SA, pfd. ....................................             Multi-Industry                 26,347,000           2,103,250
Centrais Eletricas Brasileiras SA (Electrobras)........       Utilities Electrical & Gas          278,623,000           5,310,133
Centrais Eletricas Brasileiras SA (Electrobras), B,
  pfd. ................................................       Utilities Electrical & Gas        1,701,879,060          34,668,806
Centrais Geradoras Do Sul Do Brasil SA, B, pfd. .......       Utilities Electrical & Gas        1,846,586,060           1,496,235
Cia Cervejaria Brahma..................................           Beverages & Tobacco               1,136,000             449,856
Cia Cervejaria Brahma, pfd. ...........................           Beverages & Tobacco               6,935,000           3,953,247
Cia Energetica de Minas Gerais Cemig, Br., pfd. .......       Utilities Electrical & Gas          833,316,000          17,598,303
*Cia Mesbla SA, pfd. ..................................              Merchandising                 32,834,000             141,266
Cia Vale do Rio Doce, A, pfd. .........................             Metals & Mining                 1,035,781          20,567,862
Copene-Petroquimica do Nordeste SA, A, pfd. ...........                Chemicals                   18,877,700           2,962,264
Duratex SA, pfd. ......................................         Forest Products & Paper           201,023,900           5,391,226
Embratel Participacoes SA, pfd. .......................           Telecommunications              336,387,968           4,721,908
Investimentos Itau SA..................................             Multi-Industry                  1,405,804             751,770
*Investimentos Itau SA, pfd. ..........................             Multi-Industry                 34,551,704          18,532,726
*Mannesmann SA.........................................         Machinery & Engineering            17,562,720           1,299,792
*Mannesmann SA, pfd. ..................................         Machinery & Engineering             1,615,650             122,153
Petroleo Brasileiro SA, pfd. ..........................             Energy Sources                 40,702,666           6,387,009
Tele Celular Sul Participacoes SA, pfd. ...............           Telecommunications              336,387,968             719,803
Tele Centro Oeste Celular Participacoes SA, pfd. ......           Telecommunications              127,487,968             162,225
Tele Centro Sul Participacoes SA, pfd. ................           Telecommunications            1,546,698,968          17,201,241
Tele Leste Celular Participacoes SA, pfd. .............           Telecommunications              336,387,968             201,545
Tele Nordeste Celular Participacoes SA, pfd. ..........           Telecommunications              336,387,968             464,513
Tele Norte Celular Participacoes SA, pfd. .............           Telecommunications              336,387,968             191,947
Tele Norte Leste Participacoes SA, pfd. ...............           Telecommunications            1,649,237,968          30,302,686
Tele Sudeste Celular Participacoes SA, pfd. ...........           Telecommunications            3,286,840,968          18,848,915
Telemig Celular Participacoes SA, pfd. ................           Telecommunications              336,387,968             428,043
Telesp Celular Participacoes SA, pfd. .................           Telecommunications              336,387,968           3,570,223
Telesp Participacoes SA, ADR...........................           Telecommunications                1,159,500          26,523,562
Telesp Participacoes SA, pfd. .........................           Telecommunications              336,387,968           7,965,821
Unibanco Uniao de Bamncos Brasileiros SA...............                 Banking                    95,872,584           4,376,495
                                                                                                                   --------------
                                                                                                                      270,213,164
                                                                                                                   --------------

 10

PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                       INDUSTRY                    SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
CHILE 2.6%
Cia Cervecerias Unidas SA, ADR.........................           Beverages & Tobacco                  74,500      $    2,132,563
Compania de Telecomunicaciones de Chile SA, ADR........           Telecommunications                1,202,610          29,764,598
Empresa Nacional de Electricidad SA, ADR...............        Electrical & Electronics             1,023,768          12,413,187
Enersis SA, ADR........................................       Utilities Electrical & Gas              525,049          12,010,496
Madeco Manufacturera de Cobre SA, ADR..................          Industrial Components                 86,300             873,788
Quinenco SA, ADR.......................................             Multi-Industry                    303,800           2,848,125
                                                                                                                   --------------
                                                                                                                       60,042,757
                                                                                                                   --------------
CHINA .9%
*China Telecommunications Ltd. ........................           Telecommunications                2,806,000           7,793,591
China Vanke Co. Ltd., B................................               Real Estate                   3,532,663           2,372,152
Guangshen Railway Co. Ltd., ADR, H.....................             Transportation                    415,200           3,165,900
Guangshen Railway Co. Ltd., H..........................             Transportation                  7,440,000           1,141,097
Shandong Huaneng Power Development Co. Ltd., ADR.......       Utilities Electrical & Gas              356,900           1,851,419
*Shanghai Dazhong Taxi Shareholding Co. Ltd., B........             Transportation                    235,000             159,800
*Shanghai Lujiaxui Finance & Trade Zn Dev Stock Co Ltd,
  B....................................................               Real Estate                   1,361,440             884,936
*Shanghai New Asia Group Co. Ltd., B...................        Food & Household Products            2,154,000             581,580
Shanghai Petrochemical Co. Ltd., H.....................                Chemicals                   10,530,200           2,483,650
Yanzhou Coal Mining Company Ltd., H....................             Energy Sources                  1,046,000             374,108
                                                                                                                   --------------
                                                                                                                       20,808,233
                                                                                                                   --------------
COLOMBIA 1.0%
Banco Ganadero SA, C, ADR, pfd. .......................                 Banking                        83,200             639,600
Bavaria SA.............................................           Beverages & Tobacco                 260,638             968,052
Cementos Argos SA......................................     Building Materials & Components         2,605,880           6,766,145
Cia Colombiana de Tabacos SA...........................           Beverages & Tobacco               2,012,224           2,870,096
Compania Nacional de Chocolates SA.....................        Food & Household Products            2,308,605           6,598,837
Compania Suramericana de Inversiones SA................                Insurance                    3,272,345           4,667,444
Promigas SA............................................       Utilities Electrical & Gas               21,104              77,782
                                                                                                                   --------------
                                                                                                                       22,587,956
                                                                                                                   --------------
CZECH REPUBLIC 1.4%
*CEZ AS................................................       Utilities Electrical & Gas            6,755,780          13,904,333
*SPT Telecom AS........................................           Telecommunications                  746,123          12,113,432
Tabak AS...............................................           Beverages & Tobacco                  18,994           4,523,922
Unipetrol..............................................                Chemicals                      584,728           1,110,495
                                                                                                                   --------------
                                                                                                                       31,652,182
                                                                                                                   --------------
ECUADOR
La Cemento Nacional SA, GDR, 144A......................             Multi-Industry                      3,946             284,112
La Cemento Nacional SA, GDR, Reg S.....................             Multi-Industry                      5,000             360,000
                                                                                                                   --------------
                                                                                                                          644,112
                                                                                                                   --------------
EGYPT .3%
Commercial International Bank Ltd. ....................                 Banking                       462,642           4,154,818
Eastern Tobacco Co. ...................................           Beverages & Tobacco                 141,560           3,448,060
                                                                                                                   --------------
                                                                                                                        7,602,878
                                                                                                                   --------------
GHANA
Ashanti Goldfields Co. Ltd., GDR.......................             Metals & Mining                   100,257             695,533
                                                                                                                   --------------
HONG KONG 5.0%
CDL Hotel International Ltd. ..........................            Leisure & Tourism                2,934,855           1,229,342
Cheung Kong Holdings Ltd. .............................             Multi-Industry                  3,036,000          26,999,362
Dairy Farm International Holdings Ltd. ................              Merchandising                  6,855,577           8,226,692
Hang Lung Development Co. Ltd. ........................               Real Estate                   6,798,000           8,411,143
Hong Kong Electric Holdings Ltd. ......................       Utilities Electrical & Gas            1,038,683           3,346,769
Hong Kong Land Holdings Ltd. ..........................               Real Estate                      34,000              55,080
HSBC Holdings Plc. ....................................                 Banking                       605,139          22,072,129

                                                                              11

PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                       INDUSTRY                    SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
HONG KONG (CONT.)
Jardine Matheson Holdings Ltd. ........................             Multi-Industry                  1,457,695      $    7,288,475
New World Development Co. Ltd. ........................               Real Estate                  10,601,484          31,768,175
Sun Hung Kai Properties Ltd. ..........................               Real Estate                     639,769           5,833,810
                                                                                                                   --------------
                                                                                                                      115,230,977
                                                                                                                   --------------
HUNGARY 1.5%
Borsodchem RT..........................................                Chemicals                      136,112           3,320,079
Borsodchem RT, GDR, Reg S..............................                Chemicals                      124,910           3,069,663
Egis RT................................................             Multi-Industry                     65,691           1,572,478
Fotex First Hungarian American Photo Service Co. ......             Multi-Industry                  1,892,831             719,946
**Fotex First Hung-Amer Photo Co., 12.00%, cvt.,
  5/11/00..............................................             Multi-Industry                     16,000              16,000
Gedeon Richter Ltd. ...................................         Health & Personal Care                149,620           6,510,462
Matav RT...............................................           Telecommunications                  325,100           1,758,024
Mol Magyar Olay-Es Gazipari RT.........................             Energy Sources                    378,290           9,117,871
Tiszai Vegyi Kombinat RT...............................                Chemicals                      762,235           7,972,774
                                                                                                                   --------------
                                                                                                                       34,057,297
                                                                                                                   --------------
INDIA .8%
*Great Eastern Shipping Co. Ltd. ......................             Transportation                        290                 163
Gujarat Ambuja Cements Ltd. ...........................     Building Materials & Components           243,821           1,799,365
*Hindalco Industries Inc. .............................             Metals & Mining                   146,825           2,128,156
Hindustan Petroleum Corporation Ltd. ..................             Energy Sources                    502,647           2,880,631
*India Cements Ltd. ...................................     Building Materials & Components               200                 193
Indian Aluminium Co Ltd. ..............................             Metals & Mining                   146,600             207,080
Larsen and Toubro Ltd. ................................             Multi-Industry                  1,260,749           8,330,125
Mahanagar Telephone Nigam Ltd. ........................           Telecommunications                  642,300           2,755,174
*National Aluminum Co. Ltd. ...........................             Metals & Mining                       800                 798
**National Aluminum Co. Ltd., 14.50%, 3/08/05..........             Metals & Mining                11,044,500INR          269,059
Reliance Industries Ltd. ..............................                Chemicals                      226,000             920,965
*Sterlite Industries Ltd. .............................             Metals & Mining                       101                 561
                                                                                                                   --------------
                                                                                                                       19,292,270
                                                                                                                   --------------
INDONESIA 5.3%
*Asia Pulp & Paper Co. Ltd., ADR.......................         Forest Products & Paper             1,147,200          11,041,800
*Asia Pulp & Paper Co. Ltd., wts., 7/27/00.............         Forest Products & Paper               243,440             639,030
*PT Barito Pacific Timber TBK..........................         Forest Products & Paper            28,660,500           3,122,059
PT Gudang Garamm.......................................           Beverages & Tobacco               4,690,000          12,738,272
*PT Indah Kiat Pulp & Paper Corp. .....................         Forest Products & Paper            36,394,500          16,915,381
*PT Indocement Tunggal Prakarsa........................     Building Materials & Components         8,642,500           4,424,809
*PT Indofoods Sukses Makmurr...........................        Food & Household Products            7,521,870          10,269,510
PT Indosat.............................................           Telecommunications                2,776,000           5,322,179
*PT Semen Cibinong.....................................     Building Materials & Components         8,590,000           1,185,258
PT Semen Gresik (Persero)..............................     Building Materials & Components         5,234,462          11,404,057
*PT Sinar Mas Agro Resources & Technology Corp. .......        Food & Household Products            4,428,600           3,955,830
PT Tambang Timah.......................................             Metals & Mining                 8,447,000           7,361,220
PT Telekomunikasi Indonesia (Persero), B...............           Telecommunications               55,086,400          32,003,718
PT Tempo Scan Pacific..................................         Health & Personal Care                 21,500               8,978
*PT Tjiwi Kimia........................................         Forest Products & Paper             6,720,014           2,586,498
*PT Unggul Indah Corp. ................................                Chemicals                    2,549,400             749,824
                                                                                                                   --------------
                                                                                                                      123,728,423
                                                                                                                   --------------
ISRAEL .4%
*Bank Hapoalim BM......................................                 Banking                       604,000           1,549,533
*Formula Systems (1985) Ltd. ..........................     Data Processing & Reproduction            107,404           3,260,204
Koor Industries Ltd. ..................................             Multi-Industry                     34,327           3,957,850
                                                                                                                   --------------
                                                                                                                        8,767,587
                                                                                                                   --------------

 12

PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                       INDUSTRY                    SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
MALAYSIA 4.1%
Boustead Holdings Bhd. ................................        Food & Household Products            1,465,000      $    1,333,921
Federal Flour Mills Bhd. ..............................        Food & Household Products            1,048,500             993,316
Genting Bhd. ..........................................            Leisure & Tourism                4,680,800          17,860,947
Golden Hope Plantations Bhd. ..........................      Misc Materials & Commodities             852,000             730,926
Hong Leong Industries Bhd. ............................             Multi-Industry                  2,361,000           2,783,495
Island & Peninsula Bhd. ...............................               Real Estate                   1,776,000           1,738,611
Kian Joo Can Factory Bhd. .............................          Industrial Components                644,000           1,169,368
*Leader Universal Holdings Bhd. .......................          Industrial Components             10,027,000           4,195,508
Malayawata Steel Bhd. .................................             Metals & Mining                 1,696,500             678,600
Malaysian Airlines System Bhd. ........................             Transportation                  3,207,000           4,388,526
Malaysian International Shipping Corp., fgn. ..........             Transportation                  2,012,333           3,680,451
Oriental Holdings Bhd. ................................               Automobiles                   1,313,760           3,595,554
Perlis Plantations Bhd. ...............................             Multi-Industry                  2,936,250           3,430,776
Perusahaan Otomobil Nasional Bhd. .....................               Automobiles                   1,803,000           4,175,368
Public Bank Bhd. ......................................                 Banking                     4,103,800           3,121,048
Public Bank Bhd., fgn. ................................                 Banking                     4,176,800           4,374,648
Resorts World Bhd. ....................................            Leisure & Tourism               10,439,000          24,586,592
Shangri La Hotels (Malaysia) Bhd. .....................            Leisure & Tourism                2,582,000             944,468
Tanjong Plc. ..........................................    Recreation & Other Consumer Goods        3,086,000           7,674,395
Technology Resources Industries Bhd. ..................             Multi-Industry                  4,083,000           3,330,868
YTL Corp. Berhad.......................................         Construction & Housing                308,000             648,421
                                                                                                                   --------------
                                                                                                                       95,435,807
                                                                                                                   --------------
MEXICO 10.3%
Cemex SA...............................................     Building Materials & Components         1,446,936           7,176,741
Cemex SA, B............................................     Building Materials & Components        11,694,375          58,315,784
*Cifra SA de CV, V.....................................              Merchandising                 11,073,001          22,228,769
*Coca Cola Femsa SA de CV, L, ADR......................           Beverages & Tobacco                 468,900           9,084,937
DESC SA de CV DESC, A..................................             Multi-Industry                     97,000             102,023
DESC SA de CV DESC, B..................................             Multi-Industry                  5,721,220           6,292,426
DESC SA de CV DESC, C..................................             Multi-Industry                    153,036             171,583
Fomento Economico Mexicano SA de CV Femsa..............           Beverages & Tobacco                 260,600          10,391,425
*Grupo Financiero Banamex Accival SA de CV.............                 Banking                    11,617,859          29,773,477
*Grupo Financiero Bancomer SA de CV....................                 Banking                    15,568,875           5,668,966
Grupo Industrial Maseca SA de CV, B....................        Food & Household Products              174,680             104,454
Panamerican Beverages Inc., A..........................        Food & Household Products              465,400          11,082,338
Telefonos de Mexico SA (Telmex), ADR...................           Telecommunications                  898,500          72,610,031
Vitro SA de CV, A......................................        Food & Household Products            4,382,692           7,562,659
                                                                                                                   --------------
                                                                                                                      240,565,613
                                                                                                                   --------------
NEW ZEALAND .2%
Brierley Investments Ltd. .............................             Multi-Industry                 17,719,000           4,976,324
                                                                                                                   --------------
PAKISTAN .3%
*Bank of Punjab........................................                 Banking                       164,244              42,175
Engro Chemical Pakistan Ltd. ..........................                Chemicals                      837,304           1,176,445
Pakistan Telecommunications Corp., A...................           Telecommunications               14,335,600           5,514,761
                                                                                                                   --------------
                                                                                                                        6,733,381
                                                                                                                   --------------
PERU .8%
Telefonica Del Peru SA, ADR............................           Telecommunications                1,265,430          19,139,629
                                                                                                                   --------------
PHILIPPINES 2.3%
*A Soriano Corp. ......................................             Multi-Industry                 35,746,500           1,033,407
Ayala Corp. ...........................................             Multi-Industry                  5,486,952           1,802,547
*Belle Corp. ..........................................               Real Estate                  30,217,000           3,216,264
*Keppel Philippine Holdings Inc., B....................         Machinery & Engineering               459,625               9,120
Petron Corp. ..........................................             Energy Sources                 23,581,000           2,509,936
Philippine Commercial International Bank Inc. .........                 Banking                       280,950           1,919,763
Philippine Long Distance Telephone Co., ADR............           Telecommunications                1,017,910          30,664,539

                                                                              13

PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                       INDUSTRY                    SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
PHILIPPINES (CONT.)
RFM Corp. .............................................        Food & Household Products           26,692,027      $    3,402,269
San Miguel Corp., B....................................        Food & Household Products            4,145,640           9,043,052
*Southeast Asia Cement Holdings Inc. ..................     Building Materials & Components        11,281,106             163,065
                                                                                                                   --------------
                                                                                                                       53,763,962
                                                                                                                   --------------
POLAND .7%
Bank Rozwoju Eksportu SA...............................                 Banking                        17,490             550,533
Bank Slaski SA W Katowicach............................                 Banking                        43,728           2,139,869
Elektrim SA............................................             Multi-Industry                    130,826           1,850,604
*Impexmetal SA.........................................             Metals & Mining                   129,000             591,819
Mostostal Export SA....................................         Construction & Housing                644,115             812,634
*Prokom Software SA....................................     Data Processing & Reproduction             69,074           2,297,479
+*Rolimpex SA..........................................     Wholesale & International Trade         1,070,685           1,623,697
Telekomunikacja Polska SA..............................           Telecommunications                  559,864           3,924,114
Warta SA...............................................                Insurance                      143,383           2,813,939
Wielkopolski Bank Kredytowy SA.........................                 Banking                        79,198             464,268
                                                                                                                   --------------
                                                                                                                       17,068,956
                                                                                                                   --------------
RUSSIA 1.3%
Aeroflot - Russia International Airlines...............             Transportation                  4,738,500             634,959
GAZ Auto Works.........................................               Automobiles                      20,970             738,983
*GUM Trade House.......................................              Merchandising                    540,000             421,200
Irkutskenergo..........................................       Utilities Electrical & Gas           11,381,800           1,158,667
Irkutskenergo, ADR.....................................       Utilities Electrical & Gas               92,000             468,280
*Krasnoyarsk Aluminum Plant............................             Metals & Mining                    23,086             142,078
Lukoil Holdings........................................             Energy Sources                     43,000             425,700
Lukoil Holdings, ADR...................................             Energy Sources                     64,800           2,566,080
Mosenergo..............................................       Utilities Electrical & Gas           37,378,700           1,674,566
Mosenergo, ADR.........................................       Utilities Electrical & Gas              191,060             859,770
*Norilsk Nickel........................................             Metals & Mining                   146,000             478,880
*Novorosissk Sea Shipping..............................             Transportation                  1,010,000             170,084
*Red October...........................................        Food & Household Products               67,000             462,300
*Rostelecom............................................           Telecommunications                3,338,000           5,274,040
*Rostelecom, ADR.......................................           Telecommunications                  274,500           2,693,531
*Rostelecom, pfd. .....................................           Telecommunications                2,195,200           1,130,528
*Saint Petersburg City Telephone Network, A, pfd. .....           Telecommunications                  285,000              39,900
*Tyumen Aviatrans......................................             Transportation                  1,930,000              27,020
Unified Energy Systems.................................       Utilities Electrical & Gas           63,010,000           5,513,375
Unified Energy Systems, ADR............................       Utilities Electrical & Gas              182,000           1,606,150
Unified Energy Systems, pfd. ..........................       Utilities Electrical & Gas            4,930,000             201,144
*Vimpel Communications, ADR............................           Telecommunications                  175,950           4,079,841
                                                                                                                   --------------
                                                                                                                       30,767,076
                                                                                                                   --------------
SINGAPORE 9.3%
Acer Computer International Ltd. ......................        Electrical & Electronics               696,000             828,240
Acma Ltd. .............................................        Electrical & Electronics               292,600             295,608
Asia Pacific Breweries Ltd. ...........................           Beverages & Tobacco                  80,000             244,347
City Developments Ltd. ................................               Real Estate                   5,253,500          33,634,743
Cycle & Carriage Ltd. .................................               Automobiles                   1,288,000           7,414,038
Delgro Corp. ..........................................             Transportation                  1,006,200           2,423,154
First Capital Corp. Ltd. ..............................               Real Estate                   1,167,000           1,816,476
Fraser and Neave Ltd. .................................           Beverages & Tobacco               4,639,000          20,572,364
Hai Sun Hup Group Ltd. ................................             Transportation                  3,030,000           1,797,533
Hong Leong Finance Ltd., fgn. .........................           Financial Services                   70,000             160,352
Inchcape Motors Ltd. ..................................     Wholesale & International Trade           560,000             901,263
Isetan (Singapore) Ltd. ...............................              Merchandising                     26,000              43,524
Jurong Shipyard Ltd. ..................................         Machinery & Engineering             1,876,000           9,200,940
Keppel Corp., Ltd. ....................................             Transportation                  8,815,000          30,030,543
MCL Land Ltd. .........................................               Real Estate                   3,173,000           4,007,019

 14

PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                       INDUSTRY                    SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
SINGAPORE (CONT.)
Metro Holdings Ltd. ...................................     Wholesale & International Trade           861,000      $    1,355,348
Natsteel Ltd. .........................................             Metals & Mining                 9,735,000          17,039,824
*Neptune Orient Lines Ltd. ............................             Transportation                  5,132,000           6,269,932
Overseas Chinese Banking Corp. Ltd., fgn. .............                 Banking                     2,604,000          21,719,119
Overseas Union Enterprise Ltd. ........................            Leisure & Tourism                1,200,000           3,806,167
Sembcorp Industries Ltd. ..............................             Multi-Industry                  9,462,070          15,005,926
United Industrial Corporation Ltd. ....................               Real Estate                  17,341,000          11,713,451
United Overseas Bank Ltd., fgn. .......................                 Banking                     3,534,000          24,701,674
United Overseas Land Ltd. .............................               Real Estate                   1,402,000           1,581,110
WBL Corp. Ltd. ........................................             Multi-Industry                    246,000             338,115
                                                                                                                   --------------
                                                                                                                      216,900,810
                                                                                                                   --------------
SLOVAK REPUBLIC .1%
Nafta Gbely AS.........................................       Utilities Electrical & Gas               80,331           1,060,668
*Slovnaft AS...........................................                Chemicals                      106,971           1,412,416
*Vychodoslovenske Zeleziarne AS........................             Metals & Mining                    48,977             200,693
                                                                                                                   --------------
                                                                                                                        2,673,777
                                                                                                                   --------------
SOUTH AFRICA 11.0%
AECI Ltd. .............................................                Chemicals                      717,100           1,604,251
Anglo American Plc. ...................................             Metals & Mining                 1,087,928          50,840,284
Barlow Ltd. ...........................................             Multi-Industry                  2,822,600          16,277,484
CG Smith Ltd. .........................................             Multi-Industry                  7,871,600          22,631,910
Comparex Holdings Ltd. ................................     Data Processing & Reproduction             20,000             125,943
De Beers/Centenary Linked Units........................      Misc Materials & Commodities           1,096,400          26,272,175
Edgars Consolidated Stores Ltd. .......................           Textiles & Apparel                  298,330           2,318,614
Firstrand Ltd. ........................................                Insurance                    3,182,000           3,638,379
Iscor Ltd. ............................................             Metals & Mining                31,218,652           9,777,654
Kersaf Investments Ltd. ...............................            Leisure & Tourism                  269,800           1,207,159
*Liberty International Plc. ...........................                Insurance                      411,855           2,726,590
Liberty Life Association of Africa Ltd. ...............                Insurance                      930,355          11,917,548
Palabora Mining Co. Ltd. ..............................             Metals & Mining                   303,200           2,160,510
Rembrandt Group Ltd. ..................................             Multi-Industry                  2,259,470          18,833,597
Sappi Ltd. ............................................         Forest Products & Paper             2,654,760          19,444,924
Sasol Ltd. ............................................             Energy Sources                  5,295,000          37,774,422
South African Breweries Plc. ..........................           Beverages & Tobacco               2,789,678          24,223,900
Tongaat-Hulett Group Ltd. .............................             Multi-Industry                    725,847           4,438,438
                                                                                                                   --------------
                                                                                                                      256,213,782
                                                                                                                   --------------
SOUTH KOREA 8.8%
Asia Cement Manufacturing Co. Ltd. ....................     Building Materials & Components            90,000           2,215,983
*Cho Hung Bank Co. Ltd. ...............................                 Banking                       155,400             871,314
*Cho Hung Bank Co. Ltd., GDR, Reg S....................                 Banking                        53,280             298,634
*Daewoo Electronics Co. ...............................        Electrical & Electronics               607,120           2,989,705
Hana Bank..............................................                 Banking                       286,562           4,208,686
Hana Bank, GDR, Reg S..................................                 Banking                       594,949           8,567,266
*Hotel Shilla Co. .....................................            Leisure & Tourism                  104,452           1,164,087
Korea Electric Power Corp. ............................       Utilities Electrical & Gas            2,162,320          89,855,371
LG Electronics Inc. ...................................        Electrical & Electronics               403,139          11,145,095
Saehan Precision Co. Ltd. .............................        Electrical & Electronics                38,864             792,389
Samsung Display Devices Ltd. ..........................        Electrical & Electronics               314,604          17,123,155
Samsung Electronics Co. Ltd. ..........................        Electrical & Electronics               462,599          50,756,003
*Samsung Heavy Industries Co. Ltd. ....................         Machinery & Engineering             2,045,401          11,132,636
Ssangyong Oil Refining Co. Ltd. .......................                Chemicals                       67,010           1,736,760
Tong Yang Merchant Bank................................           Financial Services                  230,578           1,428,289
                                                                                                                   --------------
                                                                                                                      204,285,373
                                                                                                                   --------------

                                                                              15

PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                       INDUSTRY                    SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
THAILAND 8.5%
Advanced Info Service Public Co. Ltd., fgn. ...........           Telecommunications                1,183,700      $   16,050,169
American Standard Sanitaryware Public Co. Ltd.,
  fgn. ................................................     Building Materials & Components           180,200             904,054
Ayudhya Insurance Public Co. Ltd., fgn. ...............                Insurance                      119,600             385,963
*Bangkok Bank Public Co. Ltd. .........................                 Banking                    11,476,600          25,054,001
*Bangkok Bank Public Co. Ltd., fgn. ...................                 Banking                     2,672,600          10,001,866
*Bangkok Insurance Public Co. Ltd. ....................                Insurance                       63,760             240,343
BEC World Public Co Ltd., fgn. ........................           Telecommunications                  507,000           3,162,305
*Chareon Pokphand Feedmill Public Co. Ltd., fgn. ......        Food & Household Products            3,203,420           5,212,344
Dusit Thani Public Company Ltd., fgn. .................            Leisure & Tourism                   95,000             108,203
*Hana Microelectronics Co. Ltd., fgn. .................        Electrical & Electronics               814,800           2,452,686
Hua Thai Manufacturing Public Co. Ltd., fgn. ..........           Textiles & Apparel                  123,100             173,258
Industrial Finance Corp. of Thailand, fgn. ............           Financial Services                9,679,300           6,168,503
Italian-Thai Development Public Co. Ltd., fgn. ........         Construction & Housing                481,900           1,163,094
*Jasmine International Public Co. Ltd., fgn. ..........           Telecommunications                1,356,400             947,181
*Land and House Public Co. Ltd., fgn. .................               Real Estate                     185,400             336,862
Saha Pathanapibul Public Co. Ltd., fgn. ...............        Food & Household Products              593,100             884,624
*Saha Union Public Co. Ltd. ...........................             Multi-Industry                  2,151,896             948,293
Saha Union Public Co. Ltd., fgn. ......................             Multi-Industry                  2,468,504           1,104,551
*Serm Suk Public Co. Ltd. .............................        Food & Household Products              410,000           1,901,288
Serm Suk Public Co. Ltd., fgn. ........................        Food & Household Products                8,200              43,363
*Shin Corporations Public Company Ltd., fgn. ..........        Electrical & Electronics               106,200             495,360
*Siam Cement Public Co. Ltd. ..........................     Building Materials & Components           807,000          15,144,244
Siam Cement Public Co. Ltd., fgn. .....................     Building Materials & Components           494,000          15,004,203
*Siam Commercial Bank, 5.25%, cvt., 144A, fgn.,
  pfd. ................................................                 Banking                     1,342,000           1,910,644
Siam Makro Public Company Ltd., fgn. ..................              Merchandising                  2,357,300           4,487,660
*Telecomasia Corp. Public Co. Ltd., fgn. ..............           Telecommunications                1,664,400           1,681,326
*Thai Airways International Public Co. Ltd., fgn. .....             Transportation                  1,598,200           3,137,890
*Thai Farmers Bank Public Co. Ltd. ....................                 Banking                    15,100,382          30,303,139
*Thai Farmers Bank Public Co. Ltd., fgn. ..............                 Banking                     8,760,818          27,084,292
*Thai Telephone & Telecommunication Public Co. Ltd.,
  fgn. ................................................           Telecommunications                6,429,500           2,441,031
Thai Wacoal Public Co. Ltd., fgn. .....................           Textiles & Apparel                  143,550             291,966
*Total Access Communication Public Co. Ltd. ...........           Telecommunications                4,707,000          15,062,400
*United Communications Industries, fgn. ...............           Telecommunications                2,790,000           3,170,197
                                                                                                                   --------------
                                                                                                                      197,457,303
                                                                                                                   --------------
TURKEY 2.2%
Akbank.................................................                 Banking                 1,750,520,224          25,717,330
Akcansa Cimento Sanayi Ve Ticaret AS...................     Building Materials & Components         3,220,800              32,817
*Arcelik AS, Br. ......................................     Appliances & Household Durables       210,754,854           7,490,931
*Erciyas Biracilik.....................................        Food & Household Products          109,497,000           2,516,755
*Eregli Demir ve Celik Fabrikalari AS..................             Metals & Mining               242,105,000           3,384,720
*Finansbank, Br. ......................................                 Banking                   383,761,833           1,318,552
Haci Omer Sabanci Holding AS, ADR, 144A................             Multi-Industry                    696,200           3,794,290
Hurriyet Gazete........................................        Broadcasting & Publishing          109,886,000             781,143
Koc Holding AS.........................................             Multi-Industry                 15,671,182             984,044
*Tofas Turk Otomobil Fabrikasi AS......................               Automobiles                 203,610,256             808,130
*Tofas Turk Otomobil Fabrikasi AS, rts. ...............               Automobiles                 162,887,575             451,586
*Turkiye Garanti Bankasi AS............................                 Banking                   477,586,010           3,564,750
Turkiye Is Bankasi AS, C...............................                 Banking                    11,980,800             212,919
                                                                                                                   --------------
                                                                                                                       51,057,967
                                                                                                                   --------------

 16

PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                       INDUSTRY                    SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
VENEZUELA 2.5%
Compania Anonima Nacional Telefonos de Venezuela,
  ADR..................................................           Telecommunications                1,037,100      $   28,260,975
Electricidad de Caracas Saica Saca, ADR................       Utilities Electrical & Gas            1,338,763          26,201,587
Mavesa SA, ADR.........................................        Food & Household Products            1,226,012           3,984,539
                                                                                                                   --------------
                                                                                                                       58,447,101
                                                                                                                   --------------
TOTAL LONG TERM SECURITIES (COST $2,092,616,388).......                                                             2,289,649,274
                                                                                                                   --------------

                                                                                                  PRINCIPAL
                                                                                                  AMOUNT**
                                                                                                  --------
SHORT TERM INVESTMENTS (COST $21,601,007) .9%
U.S. Treasury Bills, 4.40% to 4.85%, with maturities to
  12/09/99.............................................                                         $  22,003,000          21,609,089
                                                                                                                   --------------
TOTAL INVESTMENTS (COST $2,114,217,395) 99.2%..........                                                             2,311,258,363
OTHER ASSETS, LESS LIABILITIES .8%.....................                                                                18,165,803
                                                                                                                   --------------
TOTAL NET ASSETS 100.0%................................                                                            $2,329,424,166
                                                                                                                   ==============

CURRENCY ABBREVIATION:

INR -- Indian Rupee

*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.
+The Investment Company Act of 1940 defines "affiliated persons" to include any person, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. As of June 30, 1999, the Fund had investments in "affiliated persons" valued at $1,623,697.
                       See Notes to Financial Statements.
                                                                              17

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

Assets:
 Investments in securities, at value (cost
  $2,114,217,395)...........................................  $2,311,258,363
 Cash.......................................................       6,966,477
 Receivables:
  Investment securities sold................................      40,437,348
  Capital shares sold.......................................      11,473,321
  Dividends and interest....................................       8,903,176
                                                              --------------
      Total assets..........................................   2,379,038,685
                                                              --------------
Liabilities:
 Payables:
  Investment securities purchased...........................      42,211,963
  Capital shares redeemed...................................         199,586
  To affiliates.............................................       2,478,155
 Deferred tax liability (Note 1e)...........................       4,133,822
 Accrued expenses...........................................         590,993
                                                              --------------
      Total liabilities.....................................      49,614,519
                                                              --------------
Net assets, at value........................................  $2,329,424,166
                                                              ==============
Net assets consist of:
 Undistributed net investment income........................  $   15,388,609
 Net unrealized appreciation................................     192,907,146
 Accumulated net realized loss..............................    (315,477,205)
 Capital shares.............................................   2,436,605,616
                                                              --------------
Net assets, at value........................................  $2,329,424,166
                                                              ==============
Net asset value per share ($2,329,424,166 / 202,664,551
  shares outstanding).......................................          $11.49
                                                              ==============

                       See Notes to Financial Statements.
 18

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $3,265,214)
 Dividends..................................................    $  28,545,965
 Interest...................................................          608,400
                                                                -------------
      Total investment income...............................                     $  29,154,365
Expenses:
 Management fees (Note 3)...................................       11,948,915
 Administrative fees (Note 3)...............................          800,710
 Transfer agent fees (Note 3)...............................            6,320
 Custodian fees.............................................          486,000
 Reports to shareholders....................................            3,700
 Registration and filing fees...............................           29,100
 Professional fees..........................................            9,600
 Directors' fees and expenses...............................           22,800
 Other......................................................           19,302
                                                                -------------
      Total expenses........................................                        13,326,447
                                                                                 -------------
            Net investment income...........................                        15,827,918
                                                                                 -------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................     (174,669,193)
  Foreign currency transactions.............................         (961,064)
                                                                -------------
      Net realized loss.....................................                      (175,630,257)
 Net unrealized appreciation (depreciation) on:
  Investments...............................................      798,931,100
  Deferred taxes (Note 1e)..................................       (4,133,822)
                                                                -------------
      Net unrealized appreciation...........................                       794,797,278
                                                                                 -------------
Net realized and unrealized gain............................                       619,167,021
                                                                                 -------------
Net increase in net assets resulting from operations........                     $ 634,994,939
                                                                                 =============

                       See Notes to Financial Statements.
                                                                              19

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                    ENDED
                                                                JUNE 30, 1999        YEAR ENDED
                                                                 (UNAUDITED)      DECEMBER 31, 1998
                                                                 ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   15,827,918     $   37,666,792
  Net realized loss from investments and foreign currency
   transactions.............................................      (175,630,257)       (90,517,102)
  Net unrealized appreciation (depreciation) on investments
   and deferred taxes.......................................       794,797,278       (334,534,122)
                                                                -----------------------------------
    Net increase (decrease) in net assets resulting from
     operations.............................................       634,994,939       (387,384,432)
 Distributions to shareholders from net investment income...        (1,045,025)       (40,080,848)
 Capital share transactions (Note 2)........................       (38,132,626)       237,190,928
                                                                -----------------------------------
    Net increase (decrease) in net assets...................       595,817,288       (190,274,352)
Net assets:
 Beginning of period........................................     1,733,606,878      1,923,881,230
                                                                -----------------------------------
 End of period..............................................    $2,329,424,166     $1,733,606,878
                                                                ===================================
Undistributed net investment income included in net assets:
 End of period..............................................    $   15,388,609     $      605,716
                                                                ===================================

                       See Notes to Financial Statements.
 20

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Market Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital growth by investing at least 65% of its total assets in equity securities of developing market issuers. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Certain countries in which the Fund invests have imposed restrictions on the repatriation of their currencies. Other countries have previously instituted currency exchange controls in the past during periods of serious imbalance in their balance of payments or upon the occurrence of other destabilizing events. Exchange control regulations may restrict the Fund's ability to convert investment income, capital, or the proceeds of securities into U.S. dollars. As of June 30, 1999, the Fund has investments with a value of approximately $95 million in countries with restrictions on the repatriation of their currencies or formal exchange controls currently in place.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

                                                                              21

PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
e. DEFERRED TAXES:

Deferred taxes are recorded for estimated tax liabilities inherent in the Fund's portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At June 30, 1999, there were 1.14 billion shares authorized ($0.01 par value), of which 325 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                                                    SIX MONTHS ENDED                        YEAR ENDED
                                                                   JUNE 30, 1999                        DECEMBER 31, 1998
                                                              ----------------------------         ----------------------------
                                                                SHARES          AMOUNT               SHARES          AMOUNT
                                                              -----------------------------------------------------------------
Shares sold.................................................   14,084,248    $ 138,073,877          72,904,287    $ 672,866,243
Shares issued on reinvestment of distributions..............      120,919          955,865           4,292,592       36,277,062
Shares redeemed.............................................  (20,090,902)    (177,162,368)        (54,174,577)    (471,952,377)
                                                              -----------------------------------------------------------------
Net increase (decrease).....................................   (5,885,735)   $ (38,132,626)         23,022,302    $ 237,190,928
                                                              =================================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Asset Management Ltd. (TAML), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

TAML and FT Services agreed in advance to limit total expenses of the Fund to an annual rate of 1.60% of average daily net assets through April 30, 2000. For the period ended June 30, 1999, no reimbursement was necessary under the agreement.

 22

PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

At June 30, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $2,127,676,610 was as follows:

Unrealized appreciation.....................................  $ 476,967,659
Unrealized depreciation.....................................   (293,385,906)
                                                              -------------
Net unrealized appreciation.................................  $ 183,581,753
                                                              =============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

At December 31, 1998 the Fund had tax basis capital losses of $85,000,000 which may be carried over to offset future capital gains. Such losses expire December 31, 2006.

At December 31, 1998 the Fund had deferred capital and currency losses occurring subsequent to October 31, 1998 of $4,400,000. For tax purposes, such losses will be reflected in the year ending December 31, 1999.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1999 aggregated $421,460,907 and $478,355,562, respectively.

                                                                              23

PAGE

                      This page intentionally left blank.

PAGE



This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc. Emerging Markets Series, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.


                                                        Principal Underwriter:

                                                            FRANKLIN TEMPLETON
                                                            DISTRIBUTORS, INC.
                                                          100 Fountain Parkway
                                                                P.O. Box 33030
                                            St. Petersburg, Florida 33733-8030

                                        Institutional Services: 1-800-321-8563
                                              Fund Information: 1-800-362-6243


[RECYCLED LOGO]

ZT456 S 6/99